                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                              WASHINGTON, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 27, 1996
                        (DATE OF EARLIEST EVENT REPORTED)

                          PNC MORTGAGE SECURITIES CORP.
                    AS DEPOSITOR AND MASTER SERVICER UNDER A
                         POOLING AND SERVICING AGREEMENT
                          DATED AS OF DECEMBER 1, 1996
                          PROVIDING FOR THE ISSUANCE OF

                                  $145,240,138

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-4

             Delaware                   33-84896       36-4118157

          (State or other            (Commission       (IRS Employer
          jurisdiction of            File Number)      Identification
          Incorporation)                               Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (708) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On December 27, 1996 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of December 1, 1996, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1996-4, to be issued (the "Certificates") which consist of the following twenty-three classes:
(i) Class IA-1, Class IA-2, Class IA-3 (the "Class IA Certificates"), Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6 and Class IIA-7 (the "Class IIA Certificates" and, together with the Class IA Certificates, the "Class A Certificates"), (iii) Class IP and Class IIP (the "Class P Certificates"), (iv) Class IX and Class IIX (the "Class X Certificates"), (v) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (vi) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates") and (vii) Class R, Class R-1 and Class R-2 (the "Residual Certificates" and, together with the Class A, Class X and Class P Certificates, the "Senior Certificates"). The Class IA, Class IP and Class IX Certificates are sometimes referred to as the "Class I Certificates" and the Class IIA, Class IIP and Class IIX Certificates are sometimes referred to as the "Class II Certificates". The Class IA-3 and Class IIA-5 Certificates are sometimes referred to as the "Lockout Certificates". The Class IIA-1 and Class IIA-2 Certificates are sometimes referred to as the "LIBOR Certificates". The Class IIA-1 Certificates are sometimes referred to as the "Floater Certificates" and the Class IIA-2 Certificates are sometimes referred to as the "Inverse Floater Certificates". Only the Senior Certificates (other than a 0.01% percentage interest in each class of the Residual Certificates which shall be retained by the Company) and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated June 25 1996 (the "Prospectus"), and Prospectus Supplement dated December 23, 1996 (the "Prospectus Supplement"). The Junior Subordinate Certificates are not offered under the Prospectus and Prospectus Supplement. The Certificates, other than the Class R-1 and Class R-2 Certificates, evidence all the beneficial ownership interest in a trust (the "Certificate Trust") established by the Company, the assets of which, together with the Class R-2 Certificates described in the Prospectus Supplement, evidence all of the beneficial ownership interest in another trust (the "First Level Certificate Trust"), which evidence, together with the Class R-1 Certificates described in the Prospectus Supplement, all the beneficial ownership interest in another trust (the "Mortgage Trust") also established by the Company. The Mortgage Trust consists of a pool of conventional fixed-rate one- to four-family residential and cooperative apartment mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus Supplement. The Mortgage Pool (as described in the Prospectus Supplement) consists of two groups of Mortgage Loans ("Loan Group I" and "Loan Group II", and each, a "Loan Group"). The Class I Certificates correspond to the Group I Loans and initially will evidence, in the aggregate, a 96.00% undivided interest in the Group I Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years. The Class II Certificates will correspond to the Group II Loans and initially will evidence a 96.00% undivided interest in the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. Distributions of interest and principal on the Class I Certificates and the Class II Certificates will be based on interest and principal received or advanced with respect to the Group I Loans and Group II Loans, respectively, except under the limited circumstances described in the Prospectus Supplement. The rights of the holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be based upon interest and principal received or advanced with respect to both Loan Groups, and will be subordinate to the rights of the holders of the Senior Certificates to the extent described in the Prospectus and Prospectus Supplement.

     The Company has caused elections to be made to treat the Mortgage Trust, the First Level Certificate Trust and the Certificate Trust as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. All of the certificates issued by the Mortgage Trust, the First Level Certificate Trust and the Certificate Trust, other than the Class R-1, Class R-2 and Class R Certificates, represent ownership of REMIC "regular interests". The Class R, Class R-2 and Class R-1 Certificates represent ownership of the REMIC "residual interests" in the Certificate Trust, the First Level Certificate Trust and the Mortgage Trust, respectively. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Offered Certificates, other than the Class R-1 and Class R-2 Certificates, evidence interests only in the Certificate Trust and are payable solely from amounts received with respect thereto. The Class R-1 Certificates evidence the residual interests in only the Mortgage Trust. The Class R-2 Certificates evidence the residual interests in only the First Level Certificate Trust and the Class R Certificates evidence the residual interests in only the Certificate Trust.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated June 25, 1996, and Prospectus Supplement, dated December 23, 1996, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1996-4.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

               INITIAL CLASS               INITIAL              LAST SCHEDULED
 CLASS         PRINCIPAL BALANCE      REMITTANCE RATE (1)     DISTRIBUTION DATE

Class IA-1     $31,969,544.00                7.000%            January 25, 2027
Class IA-2       7,680,000.00                7.000%            January 25, 2027
Class IA-3       4,700,000.00                7.000%            January 25, 2027
Class IIA-1     25,494,373.00           Floating Rate (2)      January 25, 2027
Class IIA-2              0.00           Floating Rate (3)      January 25, 2027
Class IIA-3     11,164,000.00                7.750%            January 25, 2027
Class IIA-4      3,436,000.00                8.000%            January 25, 2027
Class IIA-5      9,658,126.00                8.000%            January 25, 2027
Class IIA-6     22,703,372.00                7.250%            January 25, 2027
Class IIA-7     22,703,372.00                7.750%            January 25, 2027
Class IX                 0.00                7.000% (4)        January 25, 2027
Class IIX                0.00                8.000% (5)        January 25, 2027
Class IP           336,248.00                  (6)             January 25, 2027
Class IIP          993,737.00                  (7)             January 25, 2027
Class B-1        1,833,840.00           Variable Rate (8)      January 25, 2027
Class B-2        1,833,840.00           Variable Rate (8)      January 25, 2027
Class B-3          733,536.00           Variable Rate (8)      January 25, 2027
Class R                 50.00                7.000%            January 25, 2027
Class R-1               50.00                7.000%            January 25, 2027
Class R-1               50.00                7.000%            January 25, 2027

------------------------------
(1) Interest distributed to the Offered Certificates on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate, except for (i) the LIBOR Certificates which will accrue interest during the period from the 25th of the month prior to each Distribution Date to the 24th of the month of such Distribution Date and
     (ii) the Class P Certificates which will not be entitled to receive interest.

(2) The initial Remittance Rate for the Class IIA-1 Certificates is 6.125% per annum. Thereafter, the Class IIA-1 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.750%, subject to a minimum and maximum Remittance Rate of 0.750% and 9.000% per annum, respectively.

(3) The initial Remittance Rate for the Class IIA-2 Certificates is 2.875% per annum. Thereafter, the Class IIA-2 Certificates will accrue interest at a per annum rate equal to 8.250% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.250% per annum, respectively. The Class IIA-2 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class IIA-2 Notional Amount which will equal the Class IIA-1 Principal Balance at the time of determination.

(4) The Remittance Rate on the Class IX Certificates is 7.000% per annum. The Class IX Certificates will accrue interest on the Class IX Notional Amount. The "Class IX Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate Stated Principal Balance as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Loans having Pass-Through Rates in excess of 7.000% per annum (the "15-Year Premium Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 15-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%. The Class IX Notional Amount as of the Cut-Off Date was approximately $2,589,942.

(5) The Remittance Rate on the Class IIX Certificates is 8.000% per annum. The Class IIX Certificates will accrue interest on the Class IIX Notional Amount. The "Class IIX Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group II Loans having Pass-Through Rates in excess of 8.000% per annum (the "30-Year Premium Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 30-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 8.000%. The Class IIX Notional Amount as of the Cut-Off Date was approximately $3,122,756.

(6) The Class IP Certificates will not be entitled to receive distributions of interest.

(7) The Class IIP Certificates will not be entitled to receive distributions of interest.

(8) The Remittance Rate on the Class B-1, Class B-2 and Class B-3 Certificates will equal, on any Distribution Date, the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Class I Certificates (such excess being referred to as the "Group I Subordinate Amount") and (ii) the product of (x) 8.000% and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Class II Certificates (such excess being referred to as the "Group II Subordinate Amount") over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The initial Remittance Rate for each Class of the B Certificates was approximately 7.683% per annum.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of December 1, 1996 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $146,707,211. The Group I Loans and Group II Loans had an aggregate principal balance outstanding as of December 1, 1996, after deducting payments due on or before that date, of approximately $46,547,857 and $100,159,355, respectively.

     Each Mortgage Loan has a first payment date during the period from July, 1995 through January, 1997, inclusive, and had an original term to maturity of not more than 15 years in the case of Group I Loans and 30 years in the case of Group II Loans.

     As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 6.500% and not more than 9.750% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 8.189% per annum.

     Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.250% and not more than 9.460% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 7.906% per annum.

     All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Mortgage Loans are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is December, 2026. Each of the Mortgage Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately
298.7 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 82.4% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 17.6% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.7%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 74.9%. As of the Cut-Off Date, approximately 17.6% of the Mortgage Loans were covered by a Primary Insurance Policy. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Mortgage Loan had a principal balance of not less than $215,000 nor more than $1,340,625, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $329,679. Approximately 98.6% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 1.4% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.6% of the Mortgage Loans are secured by interests in cooperative apartments. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under reduced documentation programs (including certain Mortgage Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Mortgage Loan, is approximately $11,507,548, which is approximately 7.8% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced documentation programs is approximately 64.4%.

     Approximately 30.8% of the Mortgage Loans are secured by Mortgaged Properties located in California; 6.9%, in Illinois; 6.7%, in Connecticut; 5.9%, in New York; 5.2%, in New Jersey; and no other single state contains Mortgaged Properties securing more than 5% of the Mortgage Loans. No more than 1.8% of the Mortgage Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 1.3% of the Mortgage Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 34.8% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 65.2% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP I

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.500% and not more than 9.000% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 7.609% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.250% and not more than 8.700% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 7.339% per annum.

     All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is December 2011. Each of the Group I Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately
170.8 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group I Loan, approximately 92.6% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 7.4% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 71.4%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 69.3%. As of the Cut-0ff Date, approximately 7.4% of the Group I Loans were covered by a Primary Insurance Policy. All of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $220,000 nor more than $1,340,625, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $360,836. All of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and none of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group I Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group I Loans originated under reduced documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Group I Loan, was approximately $2,291,455, which was approximately 4.9% of the Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced documentation programs was approximately 57.71%.

     Approximately 32.7% of the Group I Loans are secured by Mortgaged Properties located in California; 15.0%, in Connecticut; 7.5%, in Pennsylvania; 6.7%, in Massachusetts; 5.2%, in Illinois; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 3.3% of the Group I Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 3.3% of the Group I Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 49.7% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 50.3% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Properties.

LOAN GROUP II

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 7.125% and not more than 9.750% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 8.458% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.825% and not more than 9.460% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 8.170% per annum.

     All of the Group II Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is December 2026. Each of the Group II Loans have original terms to maturity not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group

II Loans is approximately 358.2 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group II Loan, approximately 77.7% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 22.3% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 77.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 77.5%. As of the Cut-Off Date, approximately 22.3% of the Group II Loans were covered by a Primary Insurance Policy. All of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $215,000 nor more than $918,750, and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $316,960. Approximately 98.0% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 2.0% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group II Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.9% of the Group II Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group II Loans originated under reduced documentation programs (including certain Group II Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Group II Loan, was approximately $9,216,093, which was approximately 9.2% of the Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced documentation program was approximately 66.1%.

     Approximately 30.0% of the Group II Loans were secured by Mortgaged Properties located in California; 7.6%, in Illinois; 6.8%, in New York; 6.0%, in New Jersey; and no other single state contains Mortgaged Properties securing more than 5% of the Group II Loans. No more than 2.7% of the Group II Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 1.2% of the Group II Loans were secured by Mortgaged
Properties located in any other single zip code area.   Approximately 27.9% of
the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 72.1% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

     The Servicing Fee with respect to each Mortgage Loan in Loan Group I ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.190%. The Servicing Fee with respect to each Mortgage Loan in Loan Group II ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.243%. The Master Servicing Fee with respect to each Mortgage Loan in Loan Group I ranges from a minimum of 0.050% to a maximum of 0.100%, with a weighted average of 0.080%. The Master Servicing Fee with respect to each Mortgage Loan in Loan Group II ranges from a minimum of 0.040% to a maximum of 0.100%, with a weighted average of 0.046%. See "Description of Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

DATE OF THE PROSPECTUS.

The date of the Prospectus, which appears on the cover and page S-5 of the Supplement, is June 25, 1996 instead of November 21, 1996.

Item 7.                  FINANCIAL STATEMENTS AND EXHIBITS

                         The following exhibit is furnished herewith:

                         4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer and First Bank National Association, Trustee, dated as of December 1, 1996.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 27, 1996.

                                        PNC MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)

                                        By: /s/ Thomas G. Lehmann
                                            -------------------------------
                                            Thomas G. Lehmann
                                            Vice President
                                            (Authorized Officer)

              a) Number of loans:  445
              b) Mortgage Interest Rates:




                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%        3  $    1,187,168.36       0.81 %
                 6.625%        1  $      339,220.95       0.23 %
                 6.750%        2  $      498,969.31       0.34 %
                 6.875%        3  $    1,017,905.62       0.69 %
                 7.000%        6  $    1,723,270.15       1.17 %
                 7.125%        3  $      975,439.94       0.66 %
                 7.250%        9  $    3,186,786.28       2.17 %
                 7.375%       11  $    5,484,749.28       3.74 %
                 7.500%       21  $    8,282,113.62       5.65 %
                 7.550%        1  $      411,155.72       0.28 %
                 7.625%       20  $    6,837,708.35       4.66 %
                 7.750%       23  $    7,523,869.30       5.13 %
                 7.875%       24  $    7,314,908.37       4.99 %
                 8.000%       34  $   10,934,253.31       7.45 %
                 8.125%       27  $    8,147,394.73       5.55 %
                 8.250%       51  $   15,518,423.32      10.58 %
                 8.375%       38  $   12,604,285.13       8.59 %
                 8.500%       42  $   13,775,222.68       9.39 %
                 8.625%       45  $   15,379,326.98      10.48 %
                 8.750%       30  $    8,841,719.72       6.03 %
                 8.875%       23  $    7,552,951.87       5.15 %
                 9.000%       13  $    4,384,961.37       2.99 %
                 9.125%        7  $    1,990,842.98       1.36 %
                 9.250%        3  $    1,062,550.44       0.72 %
                 9.375%        4  $    1,472,135.00       1.00 %
                 9.750%        1  $      259,878.70       0.18 %
                           -----   ----------------    -----------
                TOTAL        445  $  146,707,211.48     100.00 %
                           =====   ================

          c) Pass-Through Rates:




                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $  1,187,168.36     6.500%          169
           6.251 -  6.500%  $    838,190.26     6.699%          172
           6.501 -  6.750%  $  2,741,175.77     6.954%          168
           6.751 -  7.000%  $  4,162,226.22     7.221%          177
           7.001 -  7.250%  $ 14,178,018.62     7.453%          175
           7.251 -  7.500%  $ 14,361,577.65     7.690%          219
           7.501 -  7.750%  $ 18,249,161.68     7.950%          294
           7.751 -  8.000%  $ 23,665,818.05     8.207%          319
           8.001 -  8.250%  $ 26,379,507.81     8.440%          350
           8.251 -  8.500%  $ 24,221,046.70     8.671%          356
           8.501 -  8.750%  $ 11,937,913.24     8.921%          355
           8.751 -  9.000%  $  3,053,393.42     9.168%          358
           9.001 -  9.250%  $  1,472,135.00     9.375%          359
           9.251 -  9.500%  $    259,878.70     9.750%          359
                            ---------------    ------         ------
                            $146,707,211.48     8.189% *        299 *
                            ===============

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

              d) Original Principal Balances:




                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $200,001 - 250,000       117  $   27,015,686.85      18.41 %
               $250,001 - 300,000       141  $   38,636,324.79      26.34 %
               $300,001 - 350,000        66  $   21,449,940.92      14.62 %
               $350,001 - 400,000        41  $   15,237,860.18      10.39 %
               $400,001 - 450,000        22  $    9,241,941.87       6.30 %
               $450,001 - 500,000        21  $   10,129,065.71       6.90 %
               OVER $500,000             37  $   24,996,391.16      17.04 %
                                      ------  ----------------    ------------
               TOTAL                    445  $  146,707,211.48     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $208,241.70

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,272,022.34

                e) Years of initial Monthly Payment:




                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1995        20  $    7,693,640.17       5.24 %
                  1996       403  $  132,125,771.31      90.06 %
                  1997        22  $    6,887,800.00       4.69 %
                           ------  ----------------     ------------
                TOTAL        445  $  146,707,211.48     100.00 %
                           ======  ================

               f)  Current Loan-to-Value Ratios:




                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     43  $   18,008,843.00      12.28 %
               60.01-70.00%       54  $   17,867,104.65      12.18 %
               70.01-75.00%       77  $   27,609,643.20      18.82 %
               75.01-80.00%      177  $   57,405,379.42      39.13 %
               80.01-85.00%       14  $    4,640,299.17       3.16 %
               85.01-90.00%       49  $   13,451,376.95       9.17 %
               90.01-95.00%       31  $    7,724,565.09       5.27 %
                               ------  ----------------     ------------
                    TOTAL        445  $  146,707,211.48     100.00 %
                               ======  ================

          g) Types of Mortgaged Properties:




                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    375  $  124,448,223.52      84.83 %
          DUPLEX                      3  $      940,993.90       0.64 %
          TRIPLEX                     1  $      475,968.82       0.32 %
          TOWNHOUSE                   2  $      561,094.80       0.38 %
          CONDOMINIUM                15  $    4,243,019.67       2.89 %
          PLANNED UNIT DEVELOPMENT   43  $   13,662,912.54       9.31 %
          HI-RISE CONDO               4  $    1,479,794.69       1.01 %
          HOUSING COOPERATIVES        2  $      895,203.54       0.61 %
                                 ------  -----------------     ------------
          TOTAL                     445  $  146,707,211.48     100.00 %
                                 ======  =================

     h) Geographic Distribution by state:




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                     7  $    2,923,287.08       1.99 %
     CALIFORNIA                127  $   45,229,396.31      30.83 %
     COLORADO                   12  $    3,500,042.80       2.39 %
     CONNECTICUT                24  $    9,886,507.87       6.74 %
     DISTRICT OF COLUMBIA        2  $      561,536.38       0.38 %
     FLORIDA                    17  $    6,345,940.41       4.33 %
     GEORGIA                    11  $    3,279,627.85       2.24 %
     IDAHO                       1  $      346,932.25       0.24 %
     ILLINOIS                   34  $   10,062,927.81       6.86 %
     INDIANA                     1  $      271,458.27       0.19 %
     KANSAS                      5  $    1,472,383.79       1.00 %
     KENTUCKY                    2  $      594,203.94       0.41 %
     LOUISIANA                   2  $      619,335.38       0.42 %
     MARYLAND                    6  $    1,477,093.37       1.01 %
     MASSACHUSETTS              15  $    4,798,846.14       3.27 %
     MICHIGAN                   18  $    5,405,620.81       3.68 %
     MINNESOTA                   5  $    1,496,052.71       1.02 %
     MISSOURI                    3  $    1,082,728.92       0.74 %
     MONTANA                     2  $      626,869.08       0.43 %
     NEBRASKA                    1  $      499,036.92       0.34 %
     NEVADA                      1  $      237,246.26       0.16 %
     NEW JERSEY                 26  $    7,676,303.25       5.23 %
     NEW MEXICO                  4  $    1,687,303.97       1.15 %
     NEW YORK                   25  $    8,607,753.95       5.87 %
     NORTH CAROLINA              6  $    1,631,145.84       1.11 %
     OHIO                        8  $    2,276,774.90       1.55 %
     OKLAHOMA                    3  $    1,505,506.22       1.03 %
     OREGON                      1  $      379,757.68       0.26 %
     PENNSYLVANIA               20  $    6,181,957.52       4.21 %
     SOUTH CAROLINA              1  $      248,402.27       0.17 %
     TENNESSEE                   5  $    1,756,588.94       1.20 %
     TEXAS                      22  $    6,012,957.49       4.10 %
     UTAH                        3  $      768,392.82       0.52 %
     VIRGINIA                   14  $    4,138,981.43       2.82 %
     WASHINGTON                  8  $    2,416,662.83       1.65 %
     WEST VIRGINIA               1  $      218,853.05       0.15 %
     WISCONSIN                   1  $      223,087.57       0.15 %
     WYOMING                     1  $      259,707.40       0.18 %
                            ------  -----------------     ------------
                     TOTAL     445  $  146,707,211.48     100.00 %
                            ======    ===============

     Geographic Distribution by state:
                               964 WHOLE



                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     where a.poolnum = 1386

                i) Scheduled maturity years:




                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2010       23   $    8,864,413.62       6.04 %
                    2011      106   $   37,683,442.92      25.69 %
                    2025        1   $      215,674.95       0.15 %
                    2026      315   $   99,943,679.99      68.12 %
                           ------  ------------------   ------------
                 TOTAL        445   $  146,707,211.48     100.00 %
                           ======  ==================

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date:  298.7

               Latest scheduled maturity of any Mortgage Loan:  December, 2026

       j) Original Terms:




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              180             129   $  46,547,856.54      31.73 %
              360             316   $ 100,159,354.94      68.27 %
                           ------   ----------------     ------------
           TOTAL              445   $ 146,707,211.48     100.00 %
                           ======   ================

     k) Documentation Program Types:




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            413   $  135,199,663.46      92.16 %
     LIMITED DOCUMENTATION          32   $   11,507,548.02       7.84 %
                                  ------  ----------------  ------------
                       TOTAL       445   $  146,707,211.48     100.00 %
                                  ======  ================

     l) Owner occupied code:

          CODE                 LOAN           PRINCIPAL     PCT TO
                               COUNT           BALANCE       POOL
          ----                 -----          ---------     ------

     OWNER OCCUPIED              440    $144,725,878.04      98.65
     OWNER OCCUPIED - 2ND HOME     5      $1,981,333.44       1.35

                               -----     --------------    -------
           TOTAL                 445    $146,707,211.48     100.00

              a) Number of loans:  129
              b) Mortgage Interest Rates:
                                 Group 1



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%        3  $    1,187,168.36       2.55 %
                 6.625%        1  $      339,220.95       0.73 %
                 6.750%        2  $      498,969.31       1.07 %
                 6.875%        3  $    1,017,905.62       2.19 %
                 7.000%        6  $    1,723,270.15       3.70 %
                 7.125%        2  $      759,764.99       1.63 %
                 7.250%        9  $    3,186,786.28       6.85 %
                 7.375%       11  $    5,484,749.28      11.78 %
                 7.500%       20  $    7,982,113.62      17.15 %
                 7.550%        1  $      411,155.72       0.88 %
                 7.625%       18  $    6,303,298.81      13.54 %
                 7.750%       13  $    4,468,022.11       9.60 %
                 7.875%       10  $    3,142,804.01       6.75 %
                 8.000%        8  $    3,220,973.63       6.92 %
                 8.125%        4  $    1,162,370.41       2.50 %
                 8.250%       13  $    3,956,344.87       8.50 %
                 8.375%        2  $      885,783.05       1.90 %
                 8.500%        1  $      306,634.80       0.66 %
                 8.750%        1  $      287,433.00       0.62 %
                 9.000%        1  $      223,087.57       0.48 %
                           -----   ----------------    -----------
                TOTAL        129  $   46,547,856.54     100.00 %
                           =====   ================

          c) Pass-Through Rates:
                         Group 1



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $  1,187,168.36     6.500%          169
           6.251 -  6.500%  $    838,190.26     6.699%          172
           6.501 -  6.750%  $  2,741,175.77     6.954%          168
           6.751 -  7.000%  $  3,946,551.27     7.226%          168
           7.001 -  7.250%  $ 13,878,018.62     7.452%          171
           7.251 -  7.500%  $ 10,771,320.92     7.677%          173
           7.501 -  7.750%  $  6,363,777.64     7.938%          174
           7.751 -  8.000%  $  5,118,715.28     8.222%          176
           8.001 -  8.250%  $  1,192,417.85     8.407%          174
           8.251 -  8.500%  $    287,433.00     8.750%          177
           8.501 -  8.750%  $    223,087.57     9.000%          177
                            ---------------    ------         ------
                            $ 46,547,856.54     7.609% *        172 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d) Original Principal Balances:
                                       Group 1



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $200,001 - 250,000        31  $    7,135,089.23      15.33 %
               $250,001 - 300,000        35  $    9,670,991.07      20.78 %
               $300,001 - 350,000        19  $    6,077,008.66      13.06 %
               $350,001 - 400,000        14  $    5,109,900.95      10.98 %
               $400,001 - 450,000         6  $    2,474,949.81       5.32 %
               $450,001 - 500,000         5  $    2,354,691.07       5.06 %
               OVER $500,000             19  $   13,725,225.75      29.49 %
                                      ------  ----------------    ------------
               TOTAL                    129  $   46,547,856.54     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $208,241.70

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,272,022.34

               e) Years of initial Monthly Payment:
                                            Group 1



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1995        19  $    7,477,965.22      16.07 %
                  1996       109  $   38,769,891.32      83.29 %
                  1997         1  $      300,000.00       0.64 %
                           ------  ----------------     ------------
                TOTAL        129  $   46,547,856.54     100.00 %
                           ======  ================

               f) Current Loan-to-Value Ratios:
                                       Group 1



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     26  $   10,761,330.51      23.12 %
               60.01-70.00%       20  $    6,779,556.61      14.56 %
               70.01-75.00%       26  $   10,273,534.02      22.07 %
               75.01-80.00%       45  $   15,294,089.71      32.86 %
               80.01-85.00%        4  $    1,224,891.85       2.63 %
               85.01-90.00%        6  $    1,733,291.07       3.72 %
               90.01-95.00%        2  $      481,162.77       1.03 %
                               ------  ----------------     ------------
                    TOTAL        129  $   46,547,856.54     100.00 %
                               ======  ================

          g) Types of Mortgaged Properties:
                                    Group 1



                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    120  $   44,080,450.71      94.70 %
          CONDOMINIUM                 7  $    1,824,892.44       3.92 %
          HI-RISE CONDO               2  $      642,513.39       1.38 %
                                 ------  -----------------     ------------
          TOTAL                     129  $   46,547,856.54     100.00 %
                                 ======  =================

     h) Geographic Distribution by state:
                                  Group 1



                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                     1  $      335,384.56       0.72 %
     CALIFORNIA                 39  $   15,226,558.79      32.71 %
     COLORADO                    3  $      983,725.91       2.11 %
     CONNECTICUT                14  $    6,960,133.97      14.95 %
     DISTRICT OF COLUMBIA        1  $      332,693.98       0.71 %
     FLORIDA                     5  $    1,945,808.75       4.18 %
     GEORGIA                     3  $      830,139.71       1.78 %
     ILLINOIS                    9  $    2,433,087.75       5.23 %
     KANSAS                      1  $      297,294.47       0.64 %
     KENTUCKY                    1  $      294,568.71       0.63 %
     MARYLAND                    1  $      289,975.10       0.62 %
     MASSACHUSETTS               9  $    3,118,186.36       6.70 %
     MICHIGAN                    2  $      517,012.90       1.11 %
     MISSOURI                    1  $      309,296.71       0.66 %
     MONTANA                     2  $      626,869.08       1.35 %
     NEW JERSEY                  6  $    1,649,031.18       3.54 %
     NEW MEXICO                  1  $      318,961.99       0.69 %
     NEW YORK                    4  $    1,763,012.77       3.79 %
     NORTH CAROLINA              1  $      368,023.45       0.79 %
     OHIO                        2  $      594,707.43       1.28 %
     OKLAHOMA                    3  $    1,505,506.22       3.23 %
     PENNSYLVANIA               12  $    3,498,316.70       7.52 %
     SOUTH CAROLINA              1  $      248,402.27       0.53 %
     TENNESSEE                   1  $      370,515.52       0.80 %
     TEXAS                       4  $    1,149,029.93       2.47 %
     WASHINGTON                  1  $      358,524.76       0.77 %
     WISCONSIN                   1  $      223,087.57       0.48 %
                            ------  -----------------     ------------
                     TOTAL     129  $   46,547,856.54     100.00 %
                            ======    ===============

                 i) Scheduled maturity years:
                                      Group 1



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2010       23   $    8,864,413.62      19.04 %
                    2011      106   $   37,683,442.92      80.96 %
                           ------  ------------------   ------------
                 TOTAL        129   $   46,547,856.54     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date:  170.8


               Latest scheduled maturity of any Mortgage Loan:
                                                 December,2011

        j) Original Terms:
                   Group 1



                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              180             129   $  46,547,856.54     100.00 %
                           ------   ----------------     ------------
           TOTAL              129   $  46,547,856.54     100.00 %
                           ======   ================

     k) Documentation Program Types:
                             Group 1



                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            123   $   44,256,401.82      95.08 %
     LIMITED DOCUMENTATION           6   $    2,291,454.72       4.92 %
                                  ------  ----------------  ------------
                       TOTAL       129   $   46,547,856.54     100.00 %
                                  ======  ================

     l) Owner occupied code:
                     Group 1



          CODE                 LOAN           PRINCIPAL     PCT TO
                               COUNT           BALANCE       POOL
          ----                 -----          ---------     ------

     OWNER OCCUPIED              129     $46,547,856.54     100.00

                               -----     --------------    -------
           TOTAL                 129     $46,547,856.54     100.00

               a) Number of loans:  316
               b) Mortgage Interest Rates:
                                   Group 2



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 7.125%        1  $      215,674.95       0.22 %
                 7.500%        1  $      300,000.00       0.30 %
                 7.625%        2  $      534,409.54       0.53 %
                 7.750%       10  $    3,055,847.19       3.05 %
                 7.875%       14  $    4,172,104.36       4.17 %
                 8.000%       26  $    7,713,279.68       7.70 %
                 8.125%       23  $    6,985,024.32       6.97 %
                 8.250%       38  $   11,562,078.45      11.54 %
                 8.375%       36  $   11,718,502.08      11.70 %
                 8.500%       41  $   13,468,587.88      13.45 %
                 8.625%       45  $   15,379,326.98      15.35 %
                 8.750%       29  $    8,554,286.72       8.54 %
                 8.875%       23  $    7,552,951.87       7.54 %
                 9.000%       12  $    4,161,873.80       4.16 %
                 9.125%        7  $    1,990,842.98       1.99 %
                 9.250%        3  $    1,062,550.44       1.06 %
                 9.375%        4  $    1,472,135.00       1.47 %
                 9.750%        1  $      259,878.70       0.26 %
                           -----   ----------------    -----------
                TOTAL        316  $  100,159,354.94     100.00 %
                           =====   ================

          c) Pass-Through Rates:
                         Group 2



                                 AGGREGATE                  WEIGHTED AVERAGE
                                 BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF          OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES     OFF DATE       MIRS          (in months)
          ------------------   --------------  -----------  ----------------
           6.751 -  7.000%    $    215,674.95     7.125%          344
           7.001 -  7.250%    $    300,000.00     7.500%          360
           7.251 -  7.500%    $  3,590,256.73     7.731%          358
           7.501 -  7.750%    $ 11,885,384.04     7.956%          358
           7.751 -  8.000%    $ 18,547,102.77     8.203%          358
           8.001 -  8.250%    $ 25,187,089.96     8.442%          358
           8.251 -  8.500%    $ 23,933,613.70     8.670%          358
           8.501 -  8.750%    $ 11,714,825.67     8.919%          358
           8.751 -  9.000%    $  3,053,393.42     9.168%          358
           9.001 -  9.250%    $  1,472,135.00     9.375%          359
           9.251 -  9.500%    $    259,878.70     9.750%          359
                              ---------------    ------         ------
                              $100,159,354.94     8.458% *        358 *
                              ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d) Original Principal Balances:
                                       Group 2



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $200,001 - 250,000        86  $   19,880,597.62      19.85 %
               $250,001 - 300,000       106  $   28,965,333.72      28.92 %
               $300,001 - 350,000        47  $   15,372,932.26      15.35 %
               $350,001 - 400,000        27  $   10,127,959.23      10.11 %
               $400,001 - 450,000        16  $    6,766,992.06       6.76 %
               $450,001 - 500,000        16  $    7,774,374.64       7.76 %
               OVER $500,000             18  $   11,271,165.41      11.25 %
                                      ------  ----------------    ------------
               TOTAL                    316  $  100,159,354.94     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $214,873.06

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $918,178.94

               e) Years of initial Monthly Payment:
                                            Group 2



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1995         1  $      215,674.95       0.22 %
                  1996       294  $   93,355,879.99      93.21 %
                  1997        21  $    6,587,800.00       6.58 %
                           ------  ----------------     ------------
                TOTAL        316  $  100,159,354.94     100.00 %
                           ======  ================

               f) Current Loan-to-Value Ratios:
                                       Group 2



                                           AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER      BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF        OF THE CUT-       BALANCE OF
                  RATIOS       LOANS       OFF DATE          POOL
               --------------  ------   -----------------    ------------
               60.00% OR LESS     17    $    7,247,512.49       7.24 %
               60.01-70.00%       34    $   11,087,548.04      11.07 %
               70.01-75.00%       51    $   17,336,109.18      17.31 %
               75.01-80.00%      132    $   42,111,289.71      42.04 %
               80.01-85.00%       10    $    3,415,407.32       3.41 %
               85.01-90.00%       43    $   11,718,085.88      11.70 %
               90.01-95.00%       29    $    7,243,402.32       7.23 %
                               ------   -----------------    ------------
                    TOTAL        316    $  100,159,354.94     100.00 %
                               ======   ================

          g) Types of Mortgaged Properties:
                                    Group 2



                                              AGGREGATE         PERCENTAGE
                                 NUMBER       BALANCES AS       OF AGGREGATE
          PROPERTY                 OF         OF THE CUT-       BALANCE OF
          TYPES                   LOANS       OFF DATE          POOL
          ------------           ------   -----------------     ------------
          SINGLE FAMILY DETACHED    255   $   80,367,772.81      80.24 %
          DUPLEX                      3   $      940,993.90       0.94 %
          TRIPLEX                     1   $      475,968.82       0.48 %
          TOWNHOUSE                   2   $      561,094.80       0.56 %
          CONDOMINIUM                 8   $    2,418,127.23       2.41 %
          PLANNED UNIT DEVELOPMENT   43   $   13,662,912.54      13.64 %
          HI-RISE CONDO               2   $      837,281.30       0.84 %
          HOUSING COOPERATIVES        2   $      895,203.54       0.89 %
                                 ------   -----------------     ------------
          TOTAL                     316   $  100,159,354.94     100.00 %
                                 ======   =================

     h) Geographic Distribution by state:
                                  Group 2



                                          AGGREGATE         PERCENTAGE
                            NUMBER        BALANCES AS       OF AGGREGATE
                              OF          OF THE CUT-       BALANCE OF
     STATE                  LOANS         OFF DATE          POOL
     --------------------   ------    -----------------     ------------
     ARIZONA                     6    $    2,587,902.52       2.58 %
     CALIFORNIA                 88    $   30,002,837.52      29.96 %
     COLORADO                    9    $    2,516,316.89       2.51 %
     CONNECTICUT                10    $    2,926,373.90       2.92 %
     DISTRICT OF COLUMBIA        1    $      228,842.40       0.23 %
     FLORIDA                    12    $    4,400,131.66       4.39 %
     GEORGIA                     8    $    2,449,488.14       2.45 %
     IDAHO                       1    $      346,932.25       0.35 %
     ILLINOIS                   25    $    7,629,840.06       7.62 %
     INDIANA                     1    $      271,458.27       0.27 %
     KANSAS                      4    $    1,175,089.32       1.17 %
     KENTUCKY                    1    $      299,635.23       0.30 %
     LOUISIANA                   2    $      619,335.38       0.62 %
     MARYLAND                    5    $    1,187,118.27       1.19 %
     MASSACHUSETTS               6    $    1,680,659.78       1.68 %
     MICHIGAN                   16    $    4,888,607.91       4.88 %
     MINNESOTA                   5    $    1,496,052.71       1.49 %
     MISSOURI                    2    $      773,432.21       0.77 %
     NEBRASKA                    1    $      499,036.92       0.50 %
     NEVADA                      1    $      237,246.26       0.24 %
     NEW JERSEY                 20    $    6,027,272.07       6.02 %
     NEW MEXICO                  3    $    1,368,341.98       1.37 %
     NEW YORK                   21    $    6,844,741.18       6.83 %
     NORTH CAROLINA              5    $    1,263,122.39       1.26 %
     OHIO                        6    $    1,682,067.47       1.68 %
     OREGON                      1    $      379,757.68       0.38 %
     PENNSYLVANIA                8    $    2,683,640.82       2.68 %
     TENNESSEE                   4    $    1,386,073.42       1.38 %
     TEXAS                      18    $    4,863,927.56       4.86 %
     UTAH                        3    $      768,392.82       0.77 %
     VIRGINIA                   14    $    4,138,981.43       4.13 %
     WASHINGTON                  7    $    2,058,138.07       2.05 %
     WEST VIRGINIA               1    $      218,853.05       0.22 %
     WYOMING                     1    $      259,707.40       0.26 %
                            ------    -----------------     ------------
                     TOTAL     316    $  100,159,354.94     100.00 %
                            ======    =================

                 i) Scheduled maturity years:
                                      Group 2



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2025        1   $      215,674.95       0.22 %
                    2026      315   $   99,943,679.99      99.78 %
                           ------  ------------------   ------------
                 TOTAL        316   $  100,159,354.94     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 358.2


               Latest scheduled maturity of any Mortgage Loan:  December, 2026

        j) Original Terms:
                   Group 2



                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              360             316   $ 100,159,354.94     100.00 %
                           ------   ----------------     ------------
           TOTAL              316   $ 100,159,354.94     100.00 %
                           ======   ================

     k) Documentation Program Types:
                             Group 2



                                              AGGREGATE        PERCENTAGE
                                  NUMBER      BALANCES AS      OF AGGREGATE
                                    OF        OF THE CUT-      BALANCE OF
     LOAN TYPE                    LOANS       OFF DATE         POOL
     -------------------------    ------   -----------------   ------------
     FULL DOCUMENTATION            290     $   90,943,261.64       90.80 %
     LIMITED DOCUMENTATION          26     $    9,216,093.30        9.20 %
                                  ------    ----------------   ------------
                       TOTAL       316     $  100,159,354.94      100.00 %
                                  ======   =================

     l) Owner occupied codes:
                      Group 2





          CODE                 LOAN           PRINCIPAL     PCT TO
                               COUNT           BALANCE       POOL
          ----                 -----          ---------     ------

     OWNER OCCUPIED              311     $98,178,021.50      98.02
     OWNER OCCUPIED - 2ND HOME     5      $1,981,333.44       1.98

                               -----     --------------    -------
           TOTAL                 316    $100,159,354.94     100.00